OTHER COMPREHENSIVE LOSS (Tables)	12 Months Ended
Dec. 31, 2012
OTHER COMPREHENSIVE LOSS
Components of other comprehensive (loss) income

Other comprehensive (loss) income consisted of the following (dollars in millions):

	December 31,
	2012		2011		2010
	Accumulated loss	Loss	Accumulated loss	Loss	Loss
Foreign currency translation adjustments, net of tax of $7 and $11 as of December 31, 2012 and 2011, respectively	$268	$51	$217	$(79)	$23
Pension and other postretirement benefits adjustments, net of tax of $228 and $155 as of December 31, 2012 and 2011, respectively	(1,076)	(231)	(845)	(182)	(28)
Other comprehensive income (loss) of unconsolidated affiliates	7	(1)	8	1	—
Other, net	(3)	—	(3)	(2)	(2)

Total	(804)	(181)	(623)	(262)	(7)
Amounts attributable to noncontrolling interests	13	1	12	5	1

Amounts attributable to Huntsman International LLC	$(791)	$(180)	$(611)	$(257)	$(6)